SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2000

                        MERCHANTS NEW YORK BANCORP, INC.
               (Exact name of registrant as specified in charter)

          Delaware                       0-22058                13-3650812
(State or other jurisdiction of      Commission File          (IRS employer
incorporation or organization)             No.              identification No.)

     275 Madison Avenue, New York, N.Y.             10016
     (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code: (212) 973-6600

Item 5. Other Events

On December 5, 2000, at a special meeting of stockholders of the Registrant, the proposed merger of the Registrant with and into Valley National Bancorp pursuant to the Agreement and Plan of Merger dated as of September 5, 2000 among the Registrant, Valley National Bancorp and their respective banking subsidiaries The Merchants Bank of New York ("Merchants Bank") and Valley National Bank ("Valley Bank"), was approved by the Registrant's stockholders. The vote total was 14,477,627 in favor, 145,541 opposed. Following the meeting, the Registrant as sole stockholder of Merchants Bank voted to approve the merger of Merchants Bank with and into Valley Bank pursuant to the Agreement to Merge between them.

Item 7.       Exhibits

Exhibit 99.1  Press Release dated December 7, 2000.

                                INDEX TO EXHIBITS

Exhibit No.                              Description

   99.1       Press Release dated December 7, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2000

                                              MERCHANTS NEW YORK BANCORP

                                    By         /s/ William J. Cardew
                                       -----------------------------------------
                                       William J. Cardew
                                       Vice Chairman and Chief Financial Officer


                                       -1-